UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: Preferred and Corporate Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Preferred and Corporate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 - Report to Stockholders

Semi-Annual Reports
April 30, 2006

Preferred and Corporate Income
Strategies Fund, Inc.

Preferred Income Strategies Fund, Inc.

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors is expected to become the Funds' investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.

The Benefits and Risks of Leveraging

The Funds utilize leverage through the issuance of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates on the Preferred Stock, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in the dividend rates on any Preferred Stock may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of April 30, 2006

                                                                      Percent of
Preferred and Corporate Income                                          Total
Strategies Fund, Inc.'s Asset Mix                                    Investments
--------------------------------------------------------------------------------
Capital Trusts ..............................................            40.9%
Preferred Stocks ............................................            18.1
Corporate Bonds .............................................            18.1
Real Estate Investment Trusts ...............................            13.3
Trust Preferred .............................................             6.8
Foreign Government Obligations ..............................             2.0
Other* ......................................................             0.8
--------------------------------------------------------------------------------

                                                                      Percent of
Preferred Income Strategies Fund, Inc.'s                                Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Capital Trusts ..............................................            36.0%
Preferred Stocks ............................................            22.8
Corporate Bonds .............................................            17.1
Real Estate Investment Trusts ...............................            13.6
Trust Preferred .............................................             7.9
Other* ......................................................             2.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       SEMI-ANNUAL REPORTS                             APRIL 30, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006         3

A Discussion With Your Funds' Portfolio Managers

      The Funds outperformed their benchmark for the six-month period, benefiting from their relatively long spread durations and our use of hedging strategies, which we employed in an effort to reduce the negative effects of rising interest rates.

Describe the market and economic environment during the period.

The yield curve did not change significantly during the past six months, remaining relatively flat. The spread between two-year and 10-year U.S. Treasury notes was 20 basis points (.20%) at April 30, 2006, just three basis points more than six months ago. The yield on the two-year note rose from 4.40% at October 31, 2005, to 4.87% at period-end, while the yield on the 10-year note rose from 4.57% to 5.07% over the same period. The Federal Reserve Board (the Fed) increased short-term interest rates in four increments of .25% during the period, pushing the target federal funds rate to 4.75% at April 30, 2006. Shortly after the end of the period, the Fed increased short-term interest rates by another .25%, bringing the target rate to 5%.

Record-high oil prices and strong gross domestic product (GDP) growth continued to stoke fears of increased inflation. GDP expanded at an estimated annualized rate of 4.8% in the first quarter of 2006, up significantly from the 1.7% and 3.5% annualized growth rates in the fourth quarter and full year 2005, respectively. Although core inflation remained moderate during the period, energy prices were volatile, falling sharply in the fourth quarter of 2005, then climbing significantly during the first quarter of 2006.

How did the Funds perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of Merrill Lynch Preferred Income Strategies Fund, Inc. had net annualized yields of 7.62% and 8.68%, based on a period-end per share net asset value of $21.67 and a per share market price of $19.02, respectively, and $.819 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +1.57%, based on a change in per share net asset value from $22.26 to $21.67, and assuming reinvestment of all distributions.

The Common Stock of Merrill Lynch Preferred and Corporate Income Strategies Fund, Inc. had net annualized yields of 7.87% and 8.64% during the past six months, based on a period-end per share net asset value of $21.87 and a per share market price of $19.91, respectively, and $.853 per share income dividends. The total investment return on the Fund's Common Stock was +2.11% for the six-month period, based on a change in per share net asset value from $22.36 to $21.87, and assuming reinvestment of all distributions.

For the same period, the Funds' benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned +.86%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +.04% and +.15%, respectively.

For a description of the Funds' total investment returns based on a change in the per share market value of the Funds' Common Stock (as measured by the trading price of the Funds' shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As closed-end funds, the Funds' shares may trade in the secondary market at a premium or discount to the Funds' net asset values. As a result, total investment returns based on changes in the market value of the Funds' Common Stock can vary significantly from total investment returns based on changes in the Funds' net asset values.

What factors most influenced the Funds' performance?

The credit markets were strong during the period as yield spreads tightened versus Treasury issues. In addition, long-duration corporate bonds outperformed their short-duration counterparts. Therefore, the Funds' overweight positions in longer-duration credits helped to drive their outperformance of the benchmark.

The Funds' long spread durations relative to the benchmark also had a positive effect on performance. Spread duration is a measurement of the effect of a 100 basis point increase or reduction in the yield spread of a fixed income security versus U.S. Treasury issues of comparable maturities.

In addition, the Funds' performance for the period benefited considerably from our use of net asset value hedges to shorten the portfolios' durations in an effort to reduce the risk of loss in value associated with rising interest rates. We maintained our view that the Fed would continue to raise short-term interest rates gradually, forcing long-term rates higher.

The portfolios' underweight positions in short-term callable trust-preferred securities (TruPS), which performed well during the period, detracted somewhat from performance. TruPS are fixed income securities that have characteristics


4       SEMI-ANNUAL REPORTS                             APRIL 30, 2006
of both stocks and bonds. They have early redemption features, make quarterly fixed interest payments and mature at face value. A company creates TruPS by establishing a trust and issuing debt to the new entity. The company may realize significant federal income tax benefits because the interest paid to the trust is tax deductible.

What changes were made to the portfolios during the period?

We reduced the portfolios' durations -- which already were shorter than that of their benchmark -- by approximately five years. However, we maintained the Funds' relatively long spread durations. We also continued to trim the Funds' exposure to the banking sector as the yield curve remained relatively flat. Banks earn profits on the spreads between the interest rates they pay to depositors and the rates they charge for loans. Therefore, a flat or narrow yield curve squeezes their profit margins.

In addition, we trimmed our holdings in dividends received deduction (DRD) preferred securities, which pay dividends that qualify for the lower maximum federal income tax rate of 15%. (Dividends earned from other types of preferred securities are taxed at an investor's marginal income tax rate, which can be as high as 33%.) Under the DRD provision of the federal tax code, eligible U.S. corporations that receive qualified dividends from other U.S. corporations may deduct 70% of the total U.S. corporate dividends received from their federal taxable income. DRDs offer lower nominal yields than taxable securities of comparable maturities because of their tax advantages. Consequently, we reduced our exposure to these issues in an effort to increase the gross yields of the Funds.

How would you characterize the Funds' positioning at the close of the period?

We continued to position the Funds in an effort to mitigate the decline in their net asset values resulting from the negative effects of rising interest rates. The preferred stock market has significant exposure to securities issued by financial companies. Therefore, we retained the Funds' sizeable allocations to the financial sector, although the portfolios are underweight relative to the benchmark in these securities. Our largest absolute weightings at the end of the period were in banking and insurance issues, which comprised approximately 47% and 39% of the net assets of Preferred Income Strategies Fund and Preferred and Corporate Income Strategies Fund, respectively. The portfolios are well diversified among issuers, and we intend to maintain this diversification.

At April 30, 2006, Preferred Income Strategies Fund and Preferred and Corporate Income Strategies Fund each had a leveraged position of approximately 37%. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, each Fund carried an average credit rating of Baa1 from Moody's Investors Service, unchanged from the rating at October 31, 2005.

John Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

May 10, 2006


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006         5

Schedule of Investments
     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

==============================================================================================
Preferred Securities
----------------------------------------------------------------------------------------------
        Face
      Amount   Capital Trusts                                                        Value
==============================================================================================
Commercial Banks--13.1%
 $ 2,000,000   Cullen/Frost Capital Trust I, 6.37% due 3/01/2034 (a)            $    2,036,080
   8,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (c)                    9,132,528
   5,000,000   First Chicago NBD Institutional Capital I, 5.699% due
                 2/01/2027 (a)                                                       4,754,150
     910,000   First Empire Capital Trust II, 8.277% due 6/01/2027                     967,238
     450,000   First Security Capital I, 8.41% due 12/15/2026                          474,995
   1,400,000   Firstar Capital Trust I Series B, 8.32% due 12/15/2026                1,479,667
   3,000,000   Hubco Capital Trust I Series B, 8.98% due 2/01/2027                   3,194,736
   1,500,000   Hubco Capital Trust II Series B, 7.65% due 6/15/2028                  1,575,000
   3,500,000   Mizuho JGB Investment LLC, 9.87% (a)(b)(c)                            3,786,143
   2,000,000   SB Treasury Co. LLC, 9.40% (a)(b)(c)                                  2,144,712
                                                                                --------------
                                                                                    29,545,249
==============================================================================================
Consumer Finance--0.4%
     910,000   MBNA Capital A, 8.278% due 12/01/2026                                   958,552
==============================================================================================
Diversified Financial Services--3.0%
   3,000,000   Farm Credit Bank of Texas Series 1, 7.561% (a)(b)                     3,146,340
   3,335,000   Sun Life Canada US Capital Trust, 8.526% (b)(c)                       3,550,741
                                                                                --------------
                                                                                     6,697,081
==============================================================================================
Electric Utilities--1.6%
   4,060,000   Comed Financing III, 6.35% due 3/15/2033                              3,601,675
==============================================================================================
Gas Utilities--4.2%
   9,000,000   AGL Capital Trust I Series B, 8.17% due 6/01/2037                     9,536,949
==============================================================================================
Insurance--27.6%
   6,990,000   AON Corp., 8.205% due 1/01/2027                                       7,734,295
   9,000,000   AXA, 8.60% due 12/15/2030                                            11,117,016
   8,510,000   Ace Capital Trust II, 9.70% due 4/01/2030                            10,948,694
   9,110,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (c)                     8,849,919
   6,000,000   Mangrove Bay Pass-Through Trust, 6.102% due 7/15/2033 (a)(c)          5,754,060
  10,000,000   Markel Capital Trust I Series B, 8.71% due 1/01/2046                 10,407,230
     915,000   Oil Casualty Insurance Ltd., 8% due 9/15/2034 (c)                       868,437
   5,000,000   QBE Insurance Group Ltd., 5.647% due 7/01/2023 (a)(c)                 4,772,395
   1,400,000   Zurich Capital Trust I, 8.376% due 6/01/2037 (c)                      1,494,430
                                                                                --------------
                                                                                    61,946,476
==============================================================================================
Multi-Utilities--0.6%
   1,200,000   Dominion Resources Capital Trust I, 7.83% due 12/01/2027              1,268,796
==============================================================================================
Oil, Gas & Consumable Fuels--5.6%
   2,000,000   KN Capital Trust III, 7.63% due 4/15/2028                             2,079,380
   8,000,000   Pemex Project Funding Master Trust, 7.375% due 12/15/2014             8,480,000
   2,000,000   Phillips 66 Capital Trust II, 8% due 1/15/2037                        2,106,024
                                                                                --------------
                                                                                    12,665,404
==============================================================================================
Thrifts & Mortgage Finance--8.5%
   1,465,000   Dime Capital Trust I Series A, 9.33% due 5/06/2027                    1,579,750
   6,735,000   Greenpoint Capital Trust I, 9.10% due 6/01/2027                       7,246,766
     760,000   ML Capital Trust I, 9.875% due 3/01/2027                                810,719
   5,900,000   Sovereign Capital Trust, 9% due 4/01/2027                             6,283,889
   3,000,000   Webster Capital Trust I, 9.36% due 1/29/2027 (c)                      3,198,000
                                                                                --------------
                                                                                    19,119,124
----------------------------------------------------------------------------------------------
               Total Capital Trusts (Cost--$143,948,738)--64.6%                    145,339,306
==============================================================================================

      Shares
        Held   Preferred Stocks
==============================================================================================
Capital Markets--3.4%
      24,000   Goldman Sachs Group, Inc. Series A, 3.91% (a)                           614,160
     280,000   Lehman Brothers Holdings, Inc., 6.50%                                 7,112,000
                                                                                --------------
                                                                                     7,726,160
==============================================================================================
Commercial Banks--1.2%
       1,176   First Tennessee Bank NA, 3.90% (a)(c)                                 1,194,375
      42,000   Provident Financial Group, Inc., 7.75%                                1,089,375
      12,000   Sovereign Bancorp, Inc. Series C, 7.30% (d)                             300,000
                                                                                --------------
                                                                                     2,583,750
==============================================================================================
Diversified Financial Services--3.2%
     135,000   CIT Group, Inc. Series A, 6.35%                                       3,389,850
      80,000   CoBank ACB, 7% (c)                                                    3,718,480
                                                                                --------------
                                                                                     7,108,330
==============================================================================================
Electric Utilities--2.6%
      20,000   Duquesne Light Co., 6.50%                                             1,023,000
      28,800   Entergy Arkansas, Inc., 6.45%                                           722,701
      22,650   Entergy Louisiana LLC, 6.95% (c)                                      2,290,481
      76,000   PPL Electric Utilities Corp., 6.25%                                   1,900,000
                                                                                --------------
                                                                                     5,936,182
==============================================================================================
Gas Utilities--3.1%
     270,000   Southern Union Co., 7.55%                                             6,966,000
==============================================================================================
Insurance--5.7%
     120,000   ACE Ltd. Series C, 7.80%                                              3,102,000
      35,000   Axis Capital Holdings Ltd. Series A, 7.25%                              863,450
      35,200   Endurance Specialty Holdings Ltd., 7.75%                                830,720
     318,000   MetLife, Inc. Series B, 6.50%                                         7,981,800
                                                                                --------------
                                                                                    12,777,970
==============================================================================================
Real Estate--0.5%
      40,000   Public Storage, Inc. Series I, 7.25% (d)                              1,003,752
==============================================================================================
Thrifts & Mortgage Finance--7.5%
     305,000   Fannie Mae, 7% (a)                                                   16,641,563
       6,000   Fannie Mae Series L, 5.125%                                             251,700
                                                                                --------------
                                                                                    16,893,263
==============================================================================================
Wireless Telecommunication Services--1.4%
       2,720   Centaur Funding Corp., 9.08% (c)                                      3,226,600
----------------------------------------------------------------------------------------------
               Total Preferred Stocks (Cost--$62,745,831)--28.6%                    64,222,007
==============================================================================================


6       SEMI-ANNUAL REPORTS                             APRIL 30, 2006

     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

==============================================================================================
Preferred Securities (concluded)
----------------------------------------------------------------------------------------------
      Shares
        Held   Real Estate Investment Trusts                                         Value
==============================================================================================
Real Estate--21.1%
      63,800   Alexandria Real Estate Equities, Inc. Series C, 8.375%           $    1,652,420
     400,000   CBL & Associates Properties, Inc. Series C, 7.75%                    10,144,000
     400,000   CarrAmerica Realty Corp. Series E, 7.50%                             10,120,000
         610   First Industrial Realty Trust, Inc., 6.236% (a)                         609,619
               HRPT Properties Trust:
     425,000       Series B, 8.75%                                                  10,867,250
     125,000       Series C, 7.125%                                                  3,054,687
     192,000   Health Care Property Investors, Inc. Series F, 7.10%                  4,790,400
      44,000   Health Care REIT, Inc. Series F, 7.625%                               1,116,500
     120,000   iStar Financial, Inc. Series I, 7.50%                                 2,976,000
               PS Business Parks, Inc.:
      18,400       Series K, 7.95%                                                     467,544
      16,000       Series M, 7.20%                                                     387,520
      14,800   Regency Centers Corp., 7.25%                                            370,925
      36,800   Vornado Realty Trust Series E, 7%                                       902,752
----------------------------------------------------------------------------------------------
               Total Real Estate Investment Trusts (Cost--$47,764,750)--21.1%       47,459,617
==============================================================================================

        Face
      Amount   Trust Preferred
==============================================================================================
Aerospace & Defense--0.9%
 $ 2,050,000   RC Trust I, 7% due 5/15/2006                                          2,051,283
==============================================================================================
Gas Utilities--4.7%
  10,000,000   Southwest Gas Capital II, 7.70% due 9/15/2043                        10,505,905
==============================================================================================
Insurance--2.8%
   4,000,000   ABN AMRO North America Capital Funding Trust II, 4.965%
                 (a)(b)(c)                                                           4,053,660
   2,250,000   Lincoln National Capital VI Series F, 6.75% due 9/11/2052             2,205,622
                                                                                --------------
                                                                                     6,259,282
==============================================================================================
Thrifts & Mortgage Finance--2.3%
   5,500,000   Countrywide Financial Corp., 1.50% due 4/01/2033                      5,260,540
----------------------------------------------------------------------------------------------
               Total Trust Preferred (Cost--$23,589,404)--10.7%                     24,077,010
==============================================================================================
               Total Preferred Securities (Cost--$278,048,723)--125.0%             281,097,940
==============================================================================================

               Corporate Bonds
==============================================================================================
Automobiles--4.6%
   9,000,000   DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                10,433,079
==============================================================================================
Commercial Banks--0.6%
   1,200,000   Royal Bank of Scotland Group Plc, 9.118% (b)                          1,337,708
==============================================================================================
Containers & Packaging--2.2%
   5,000,000   Sealed Air Corp., 6.875% due 7/15/2033 (c)                            4,911,820
==============================================================================================
Diversified Financial Services--3.0%
   2,000,000   Ford Motor Credit Co., 7% due 10/01/2013                              1,759,756
   5,000,000   Sigma Finance Corp., 7.249% due 8/15/2011 (e)                         5,000,000
                                                                                --------------
                                                                                     6,759,756
==============================================================================================
Diversified Telecommunication Services--2.2%
   4,000,000   France Telecom SA, 8.50% due 3/01/2031                                4,929,776
==============================================================================================
Electric Utilities--2.2%
   5,000,000   Energy East Corp., 6.75% due 9/15/2033                                5,021,240
==============================================================================================
Media--8.2%
   3,000,000   Comcast Corp., 7.05% due 3/15/2033                                    3,067,311
   8,000,000   Liberty Media Corp., 8.25% due 2/01/2030                              7,666,224
   2,000,000   TCI Communications, Inc., 8.75% due 8/01/2015                         2,321,526
   5,000,000   Time Warner, Inc., 7.625% due 4/15/2031                               5,412,660
                                                                                --------------
                                                                                    18,467,721
==============================================================================================
Wireless Telecommunication Services--5.6%
   5,000,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031                     6,285,010
   5,000,000   Sprint Capital Corp., 8.75% due 3/15/2032                             6,203,935
                                                                                --------------
                                                                                    12,488,945
----------------------------------------------------------------------------------------------
               Total Corporate Bonds (Cost--$64,718,596)--28.6%                     64,350,045
==============================================================================================

               Foreign Government Obligations
==============================================================================================
   7,032,000   Mexico Government International Bond, 5.875% due 1/15/2014            6,954,648
----------------------------------------------------------------------------------------------
               Total Foreign Government Obligations (Cost--$6,961,680)--3.1%         6,954,648
==============================================================================================

  Beneficial
    Interest   Short-Term Securities
==============================================================================================
   3,035,755   Merrill Lynch Liquidity Series, LLC Cash Sweep
                 Series I, 4.75% (f)(g)                                              3,035,755
----------------------------------------------------------------------------------------------
               Total Short-Term Securities (Cost--$3,035,755)--1.4%                  3,035,755
==============================================================================================
Total Investments (Cost--$352,764,754*)--158.1%                                    355,438,388

Other Assets Less Liabilities--2.7%                                                  6,005,708

Preferred Stock, at Redemption Value--(60.8%)                                     (136,595,737)
                                                                                --------------
Net Assets Applicable to Common Stock--100.0%                                   $  224,848,359
                                                                                ==============


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006         7

Schedule of Investments (concluded)
     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................      $ 351,585,085
                                                                  =============
      Gross unrealized appreciation ........................      $   9,088,780
      Gross unrealized depreciation ........................         (5,235,477)
                                                                  -------------
      Net unrealized appreciation ..........................      $   3,853,303
                                                                  =============

(a)   Floating rate security.
(b)   The security is a perpetual bond and has no definite maturity date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Depositary receipts.
(e) Restricted security as to resale, representing approximately 2.2% of net assets, was as follows:

      --------------------------------------------------------------------------
                                        Acquisition
      Issue                                 Date           Cost          Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 7.249%
        due 8/15/2011                     2/13/2004     $5,000,000    $5,000,000
      --------------------------------------------------------------------------

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                            $3,035,755        $29,389
      --------------------------------------------------------------------------

(g)   Represents the current yield as of 4/30/2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts sold as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration         Face         Unrealized
      Contracts        Issue            Date            Value       Appreciation
      --------------------------------------------------------------------------
         813       10-Year U.S.
                  Treasury Notes      June 2006      $87,504,076     $1,669,060
      --------------------------------------------------------------------------

o     Swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on a basket of preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                          $ 9,000,000    $   118,557

      Pay a fixed rate of 5.2687% and receive a floating rate based on 3-month LIBOR

      Broker, HSBC Bank USA
      Expires March 2016                              $20,000,000        448,774

      Pay a fixed rate of 5.117% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires March 2036                              $18,000,000      1,549,317
      --------------------------------------------------------------------------
      Total                                                          $ 2,116,648
                                                                     ===========

      See Notes to Financial Statements.


8       SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Schedule of Investments
                   Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

==============================================================================================
Preferred Securities
----------------------------------------------------------------------------------------------
        Face
      Amount   Capital Trusts                                                        Value
==============================================================================================
Commercial Banks--20.3%
 $12,035,000   ABN AMRO North America Holding Preferred Capital Repackaging
                 Trust I, 6.523% (a)(b)(c)                                      $   12,318,472
   2,000,000   Bank One Capital III, 8.75% due 9/01/2030                             2,504,078
   1,000,000   Chase Capital I Series A, 7.67% due 12/01/2026                        1,047,250
  16,455,000   Chase Capital II Series B, 5.649% due 2/01/2027 (b)                  15,661,244
  34,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)                   38,813,244
   3,630,000   First Empire Capital Trust II, 8.277% due 6/01/2027                   3,858,323
   1,820,000   First Security Capital I, 8.41% due 12/15/2026                        1,921,092
   5,600,000   Firstar Capital Trust I Series B, 8.32% due 12/15/2026                5,918,668
   2,000,000   HSBC America Capital Trust I, 7.808% due 12/15/2026 (a)               2,100,998
  15,835,000   HSBC Capital Funding LP/Jersey Channel Islands, 10.176%
                 (a)(b)(c)                                                          22,240,495
   7,300,000   HSBC Finance Capital Trust IX, 5.911% due 11/30/2035 (b)              7,052,493
  12,275,000   Hubco Capital Trust II Series B, 7.65% due 6/15/2028                 12,888,750
   2,000,000   Lloyds TSB Bank Plc, 6.90% (c)                                        1,970,000
  13,500,000   Mizuho JGB Investment LLC, 9.87% (a)(b)(c)                           14,603,693
  18,470,000   NationsBank Capital Trust III, 5.618% due 1/15/2027 (b)              17,791,394
   2,000,000   Republic New York Corp., 7.53% due 12/04/2026                         2,090,968
  10,000,000   SB Treasury Co. LLC, 9.40% (a)(b)(c)                                 10,723,560
   4,500,000   ST George Funding Co. LLC, 8.485% (a)(c)                              4,647,532
                                                                                --------------
                                                                                   178,152,254
==============================================================================================
Consumer Finance--0.6%
   4,630,000   MBNA Capital A, 8.278% due 12/01/2026                                 4,877,029
==============================================================================================
Diversified Financial Services--5.4%
  15,000,000   AgFirst Farm Credit Bank, 8.393% due 12/15/2016 (b)                  16,236,945
  10,000,000   CIT Capital Trust I, 7.70% due 2/15/2027                             10,476,110
   9,000,000   Farm Credit Bank of Texas Series 1, 7.561% (b)(c)                     9,439,020
     998,000   JPM Capital Trust I, 7.54% due 1/15/2027                              1,044,406
  10,000,000   Sun Life Canada US Capital Trust, 8.526% (a)(c)                      10,646,900
                                                                                --------------
                                                                                    47,843,381
==============================================================================================
Electric Utilities--2.3%
  14,950,000   HL&P Capital Trust II Series B, 8.257% due 2/01/2037                 15,697,500
   5,000,000   SWEPCO Capital I, 5.25% due 10/01/2043 (b)                            4,924,150
                                                                                --------------
                                                                                    20,621,650
==============================================================================================
Gas Utilities--0.6%
   5,000,000   AGL Capital Trust I Series B, 8.17% due 6/01/2037                     5,298,305
==============================================================================================
Insurance--18.8%
  24,175,000   AON Corp., 8.205% due 1/01/2027                                      26,749,154
  21,300,000   Ace Capital Trust II, 9.70% due 4/01/2030                            27,403,898
  23,725,000   Axa, 8.60% due 12/15/2030                                            29,305,689
  15,000,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (a)                    14,571,765
  10,000,000   GE Global Insurance Holding Corp., 7.75% due 6/15/2030               11,573,040
   1,000,000   GenAmerica Capital I, 8.525% due 6/30/2027 (a)                        1,068,123
   6,066,000   ING Capital Funding Trust III, 8.439% (b)(c)                          6,704,841
   1,000,000   Markel Capital Trust I Series B, 8.71% due 1/01/2046                  1,040,723
   3,605,000   Oil Casualty Insurance Ltd., 8% due 9/15/2034 (a)                     3,421,549
   6,325,000   Principal Life Insurance Co., 8% due 03/01/2044                       6,504,605
  14,000,000   QBE Insurance Group Ltd., 5.647% due 7/01/2023 (a)(b)                13,362,706
   6,225,000   Transamerica Capital III, 7.625% due 11/15/2037                       6,687,810
  15,600,000   Zurich Capital Trust I, 8.376% due 6/01/2037 (a)                     16,652,220
                                                                                --------------
                                                                                   165,046,123
==============================================================================================
Multi-Utilities--3.1%
  10,000,000   Dominion Resources Capital Trust I, 7.83% due 12/01/2027             10,573,300
  15,000,000   Dominion Resources Capital Trust III, 8.40% due 1/15/2031            16,789,080
                                                                                --------------
                                                                                    27,362,380
==============================================================================================
Oil, Gas & Consumable Fuels--2.0%
   5,000,000   KN Capital Trust I Series B, 8.56% due 4/15/2027                      5,295,510
   1,750,000   KN Capital Trust III, 7.63% due 4/15/2028                             1,819,458
   9,850,000   Phillips 66 Capital Trust II, 8% due 1/15/2037                       10,372,168
                                                                                --------------
                                                                                    17,487,136
==============================================================================================
Thrifts & Mortgage Finance--4.6%
               Astoria Capital Trust I:
   1,000,000       9.75% due 11/01/2029 (a)                                          1,143,000
   5,000,000       Series B, 9.75% due 11/01/2029                                    5,765,000
   5,760,000   Dime Capital Trust I Series A, 9.33% due 5/06/2027                    6,211,169
  12,765,000   GreenPoint Capital Trust I, 9.10% due 6/01/2027                      13,734,961
   3,005,000   ML Capital Trust I, 9.875% due 3/01/2027                              3,205,542
   9,775,000   Webster Capital Trust I, 9.36% due 1/29/2027 (a)                     10,420,150
                                                                                --------------
                                                                                    40,479,822
----------------------------------------------------------------------------------------------
               Total Capital Trusts (Cost--$501,398,952)--57.7%                    507,168,080
==============================================================================================

      Shares
        Held   Preferred Stocks
==============================================================================================
Capital Markets--2.0%
      96,000   Goldman Sachs Group, Inc. Series A, 3.91% (b)                         2,456,640
     600,000   Lehman Brothers Holdings, Inc., 6.50%                                15,240,000
                                                                                --------------
                                                                                    17,696,640
==============================================================================================
Commercial Banks--7.3%
     435,200   Banco Santander Central Hispano SA, 6.41%                            10,575,360
     137,579   First Republic Bank, 6.25%                                            3,413,679
       4,650   First Tennessee Bank NA, 3.90% (a)(b)                                 4,722,656
     166,800   Provident Financial Group, Inc., 7.75%                                4,326,375
     750,000   Royal Bank of Scotland Group Plc Series L, 5.75%                     16,530,000
      23,000   SG Preferred Capital II, 6.302% (b)                                  23,558,900
      48,000   Sovereign Bancorp, Inc. Series C, 7.30% (d)                           1,200,000
                                                                                --------------
                                                                                    64,326,970
==============================================================================================


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006         9

                   Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

==============================================================================================
Preferred Securities (continued)
----------------------------------------------------------------------------------------------
      Shares
        Held   Preferred Stocks                                                      Value
==============================================================================================
Diversified Financial Services--4.1%
     855,000   CIT Group, Inc. Series A, 6.35%                                  $   21,469,050
     320,000   CoBank ACB, 7% (a)                                                   14,873,920
                                                                                --------------
                                                                                    36,342,970
==============================================================================================
Electric Utilities--3.0%
      14,000   Alabama Power Co., 5.83%                                                330,400
      80,000   Duquesne Light Co., 6.50%                                             4,092,000
     114,400   Entergy Arkansas, Inc., 6.45%                                         2,870,731
      89,850   Entergy Louisiana LLC, 6.95% (a)                                      9,086,081
      80,000   Interstate Power & Light Co. Series B, 8.375%                         2,544,000
     304,000   PPL Electric Utilities Corp., 6.25%                                   7,600,000
                                                                                --------------
                                                                                    26,523,212
==============================================================================================
Gas Utilities--1.6%
     556,000   Southern Union Co., 7.55%                                            14,344,800
==============================================================================================
Insurance--8.5%
     880,000   ACE Ltd. Series C, 7.80%                                             22,748,000
     140,000   Axis Capital Holdings Ltd. Series A, 7.25%                            3,453,800
     139,200   Endurance Specialty Holdings Ltd., 7.75%                              3,285,120
   1,260,000   MetLife, Inc. Series B, 6.50%                                        31,626,000
     140,000   Prudential Plc, 6.50%                                                 3,374,000
       9,800   Zurich RegCaPS Funding Trust, 6.58% (a)(b)                           10,143,000
                                                                                --------------
                                                                                    74,629,920
==============================================================================================
Multi-Utilities--0.4%
     140,000   Pacific Gas & Electric Co. Series A, 6%                               3,535,000
==============================================================================================
Real Estate--0.5%
     160,000   Public Storage, Inc. Series I, 7.25% (d)                              4,015,008
==============================================================================================
Thrifts & Mortgage Finance--8.8%
   1,210,000   Fannie Mae, 7% (b)                                                   66,020,625
     264,650   Fannie Mae Series L, 5.125%                                          11,102,067
                                                                                --------------
                                                                                    77,122,692
==============================================================================================
Wireless Telecommunication Services--0.3%
       2,423   Centaur Funding Corp., 9.08% (a)                                      2,874,284
----------------------------------------------------------------------------------------------
               Total Preferred Stocks (Cost--$320,540,869)--36.5%                  321,411,496
==============================================================================================

               Real Estate Investment Trusts
==============================================================================================
Real Estate--21.8%
     251,400   Alexandria Real Estate Equities, Inc. Series C, 8.375%                6,511,260
     400,000   CBL & Associates Properties, Inc. Series C, 7.75%                    10,144,000
     600,000   CarrAmerica Realty Corp. Series E, 7.50%                             15,180,000
     680,000   Developers Diversified Realty Corp., 8%                              17,408,000
      80,000   Duke Realty Corp. Series K, 6.50%                                     1,878,400
       2,390   First Industrial Realty Trust, Inc., 6.236% (b)                       2,388,506
       4,000   Firstar Realty LLC, 8.875% (a)                                        4,955,000
     768,000   Health Care Property Investors, Inc. Series F, 7.10%                 19,161,600
     172,800   Health Care REIT, Inc. Series F, 7.625%                               4,384,800
     684,700   Kimco Realty Corp. Series F, 6.65%                                   16,562,893
   1,600,000   New Plan Excel Realty Trust Series E, 7.625%                         40,576,000
               PS Business Parks, Inc.:
      72,000       Series K, 7.95%                                                   1,829,520
      64,000       Series M, 7.20%                                                   1,550,080
     320,000   Public Storage, Inc. Series X, 6.45%                                  7,164,800
      58,000   Regency Centers Corp., 7.25%                                          1,453,625
     607,550   Regency Centers Corp., 7.45%                                         15,383,166
      11,857   Sovereign Real Estate Investment Corp., 12% (a)                      16,006,950
     145,000   Vornado Realty Trust Series E, 7%                                     3,557,038
     130,000   Wachovia Preferred Funding Corp. Series A, 7.25%                      3,484,000
      96,000   Weingarten Realty Investors Series D, 6.75%                           2,370,240
----------------------------------------------------------------------------------------------
               Total Real Estate Investment Trusts
               (Cost--$192,765,535)--21.8%                                         191,949,878
==============================================================================================

        Face
      Amount   Trust Preferred
==============================================================================================
Aerospace & Defense--3.1%
 $27,450,000   RC Trust I, 7% due 5/15/2006                                         27,467,184
==============================================================================================
Capital Markets--0.1%
     875,000   Lehman Brothers Holdings Capital Trust III Series K, 1.558%
                 due 3/15/2052                                                         817,981
==============================================================================================
Communications Equipment--0.2%
   2,000,000   Corporate-Backed Trust Certificates, 8.375% due 11/15/2028            2,027,997
==============================================================================================
Electric Utilities--1.5%
   4,750,000   Georgia Power Co. Series O, 1.475% due 4/15/2033                      4,278,726
   3,000,000   HECO Capital Trust III, 6.50% due 3/18/2034                           3,001,258
   5,000,000   National Rural Utilities Cooperative Finance Corp., 6.75%
                 due 2/15/2043                                                       4,907,063
     950,000   Virginia Power Capital Trust II, 1.844% due 7/30/2042                   952,264
                                                                                --------------
                                                                                    13,139,311
==============================================================================================
Gas Utilities--0.7%
     500,000   Dominion CNG Capital Trust I, 1.95% due 10/31/2041                      500,765
   5,750,000   Southwest Gas Capital II, 7.70% due 9/15/2043                         6,040,895
                                                                                --------------
                                                                                     6,541,660
==============================================================================================
Insurance--3.3%
  16,000,000   ABN AMRO North America Capital Funding Trust II, 4.965%
                 (a)(b)(c)                                                          16,214,638
   7,375,000   Berkley W R Capital Trust, 6.75% due 7/26/2045                        6,894,502
   1,000,000   Everest Re Capital Trust, 1.963% due 11/15/2032                       1,005,118
   5,000,000   Lincoln National Capital VI Series F, 6.75% due 9/11/2052             4,901,382
                                                                                --------------
                                                                                    29,015,640
==============================================================================================
Multi-Utilities--0.1%
     397,425   PSEG Funding Trust II, 8.75% due 12/31/2032                             412,870
==============================================================================================


10      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

                   Preferred Income Strategies Fund, Inc.      (in U.S. dollars)

==============================================================================================
Preferred Securities (concluded)
----------------------------------------------------------------------------------------------
        Face
      Amount   Trust Preferred                                                       Value
==============================================================================================
Thrifts & Mortgage Finance--3.6%
 $27,000,000   Countrywide Financial Corp., 1.50% due 4/01/2033                 $   25,824,469
   6,000,000   Dime Community Capital I, 7% due 4/14/2034                            5,850,000
                                                                                --------------
                                                                                    31,674,469
----------------------------------------------------------------------------------------------
               Total Trust Preferred (Cost--$112,462,744)--12.6%                   111,097,112
==============================================================================================
               Total Preferred Securities (Cost--$1,127,168,100)--128.6%         1,131,626,566
==============================================================================================

               Corporate Bonds
==============================================================================================
Automobiles--3.4%
  22,500,000   DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                26,082,698
   5,000,000   Ford Motor Co., 7.45% due 7/16/2031                                   3,650,000
                                                                                --------------
                                                                                    29,732,698
==============================================================================================
Commercial Banks--3.5%
   5,000,000   HBOS Plc, 5.92% (a)(b)(c)                                             4,755,010
  20,000,000   Resona Preferred Global Securities Ltd., 7.191% (a)(b)(c)            20,561,840
   4,800,000   Royal Bank of Scotland Group Plc, 9.118% (c)                          5,350,829
                                                                                --------------
                                                                                    30,667,679
==============================================================================================
Diversified Financial Services--2.5%
   8,000,000   Ford Motor Credit Co., 7% due 10/01/2013                              7,039,024
  15,000,000   Sigma Finance Corp., 7.249% due 8/15/2011 (e)                        15,000,000
                                                                                --------------
                                                                                    22,039,024
==============================================================================================
Diversified Telecommunication Services--3.6%
  25,500,000   France Telecom SA, 8.50% due 3/01/2031                               31,427,322
==============================================================================================
Electric Utilities--1.2%
  10,000,000   FirstEnergy Corp. Series B, 6.45% due 11/15/2011                     10,312,230
==============================================================================================
Independent Power Producers & Energy Traders--2.2%
  16,575,000   Duke Energy Field Services LLC, 8.125% due 8/16/2030                 19,667,746
==============================================================================================
Media--3.4%
   5,000,000   Comcast Corp., 7.05% due 3/15/2033                                    5,112,185
               Time Warner, Inc.:
   5,000,000       7.625% due 4/15/2031                                              5,412,660
  18,000,000       7.70% due 5/01/2032                                              19,671,066
                                                                                --------------
                                                                                    30,195,911
==============================================================================================
Road & Rail--0.4%
   3,750,000   BNSF Funding Trust I, 6.613% due 12/15/2055 (b)                       3,603,698
==============================================================================================
Thrifts & Mortgage Finance--0.9%
   8,000,000   Roslyn Real Estate Asset Corp. Series D, 8.629% (b)(c)                8,000,000
==============================================================================================
Wireless Telecommunication Services--6.2%
  18,000,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031                    22,626,036
               Sprint Capital Corp.:
   2,000,000       6.90% due 5/01/2019                                               2,116,514
  24,000,000       8.75% due 3/15/2032                                              29,778,888
                                                                                --------------
                                                                                    54,521,438
----------------------------------------------------------------------------------------------
               Total Corporate Bonds (Cost--$236,767,908)--27.3%                   240,167,746
==============================================================================================

  Beneficial
    Interest   Short-Term Securities
==============================================================================================
 $35,886,321   Merrill Lynch Liquidity Series, LLC Cash Sweep
                 Series I, 4.75% (f)(g)                                             35,886,321
----------------------------------------------------------------------------------------------
               Total Short-Term Securities (Cost--$35,886,321)--4.1%                35,886,321
==============================================================================================
Total Investments (Cost--$1,399,822,329*)--160.0%                                1,407,680,633

Other Assets Less Liabilities--2.6%                                                 22,756,021

Preferred Stock, at Redemption Value--(62.6%)                                     (550,500,938)
                                                                                --------------
Net Assets Applicable to Common Stock--100.0%                                   $  879,935,716
                                                                                ==============


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        11

Schedule of Investments (concluded)
                   Preferred Income Strategies Fund, Inc.      (in U.S. dollars)


* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................     $ 1,393,592,544
                                                                ===============
      Gross unrealized appreciation .......................     $    42,464,910
      Gross unrealized depreciation .......................         (28,376,821)
                                                                ---------------
      Net unrealized appreciation .........................     $    14,088,089
                                                                ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate security.
(c)   The security is a perpetual bond and has no definite maturity date.
(d)   Depositary receipts.
(e) Restricted security as to resale, representing approximately 1.7% of net assets, was as follows:

      --------------------------------------------------------------------------
                                       Acquisition
      Issue                                Date           Cost          Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 7.249%
        due 8/15/2011                    2/13/2004    $15,000,000    $15,000,000
      --------------------------------------------------------------------------

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $35,886,321       $368,202
      --------------------------------------------------------------------------

(g)   Represents the current yield as of 4/30/2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts sold as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration         Face         Unrealized
      Contracts         Issue           Date            Value       Appreciation
      --------------------------------------------------------------------------
        2,885       10-Year U.S.
                   Treasury Notes     June 2006     $310,505,140     $5,912,250
      --------------------------------------------------------------------------

o     Swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on a basket of preferred securities and receive 2.03%

      Broker, Lehman Brothers Special Finance
      Expires September 2007                          $36,000,000    $   474,228

      Pay a fixed rate of 5.2687% and receive a floating rate based on 3-month LIBOR

      Broker, HSBC Bank USA
      Expires March 2016                              $80,000,000      1,781,946

      Pay a fixed rate of 5.117% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires March 2036                              $72,000,000      6,196,642
      --------------------------------------------------------------------------
      Total                                                          $ 8,452,816
                                                                     ===========

      See Notes to Financial Statements.


12      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Statements of Net Assets

                                                                                                  Preferred and        Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
As of April 30, 2006                                                                                Fund, Inc.         Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value* ......................................    $  352,402,633     $1,371,794,312
      Investments in affiliated securities, at value** .......................................         3,035,755         35,886,321
      Cash on deposit for financial futures contracts ........................................           738,750          2,681,250
      Unrealized appreciation on swaps .......................................................         2,116,648          8,452,816
      Interest receivable ....................................................................         4,633,586         17,743,308
      Dividends receivable ...................................................................           320,266            963,102
      Receivable for swaps ...................................................................            20,807             85,260
      Prepaid expenses .......................................................................            11,709             68,071
                                                                                                  ---------------------------------
      Total assets ...........................................................................       363,280,154      1,437,674,440
                                                                                                  ---------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Payable for securities purchased .......................................................         1,300,000          5,200,000
      Dividends payable to Common Stock shareholders .........................................           169,451            627,371
      Payable for variation margin ...........................................................           139,734            506,837
      Payable for swaps ......................................................................            14,467             44,092
      Payable to investment adviser ..........................................................           166,498            660,619
      Payable for other affiliates ...........................................................             4,403             17,488
      Accrued expenses and other liabilities .................................................            41,505            181,379
                                                                                                  ---------------------------------
      Total liabilities ......................................................................         1,836,058          7,237,786
                                                                                                  ---------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Preferred Stock, at redemption value, par value $.10 per share+ of AMPS@ at $25,000
       per share liquidation preference ......................................................       136,595,737        550,500,938
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock ..................................................    $  224,848,359     $  879,935,716
                                                                                                  =================================


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        13

Statements of Net Assets (concluded)

                                                                                                  Preferred and        Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
As of April 30, 2006                                                                                Fund, Inc.         Fund, Inc.
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Undistributed (accumulated distributions in excess of) investment income--net ..........    $       36,018     $   (4,823,811)
      Accumulated realized capital losses--net ...............................................       (25,125,149)      (100,334,461)
      Unrealized appreciation--net ...........................................................         6,459,342         22,223,370
                                                                                                  ---------------------------------
      Total accumulated losses--net ..........................................................       (18,629,789)       (82,934,902)
                                                                                                  ---------------------------------
      Common Stock, par value $.10 per share++ ...............................................         1,027,919          4,060,654
      Paid-in capital in excess of par .......................................................       242,450,229        958,809,964
                                                                                                  ---------------------------------
      Net Assets .............................................................................    $  224,848,359     $  879,935,716
                                                                                                  =================================
      Net asset value per share of Common Stock ..............................................    $        21.87     $        21.67
                                                                                                  ---------------------------------
      Market price ...........................................................................    $        19.91     $        19.02
                                                                                                  ---------------------------------
         * Identified cost on unaffiliated securities ........................................    $  349,728,999     $1,363,936,008
                                                                                                  =================================
        ** Identified cost on affiliated securities ..........................................    $    3,035,755     $   35,886,321
                                                                                                  =================================
         + Preferred Stock authorized, issued and outstanding:
             Series M7 Shares ................................................................             2,730              2,800
                                                                                                  ---------------------------------
             Series T7 Shares ................................................................             2,730              2,800
                                                                                                  ---------------------------------
             Series W7 Shares ................................................................                --              2,800
                                                                                                  ---------------------------------
             Series TH7 Shares ...............................................................                --              2,800
                                                                                                  ---------------------------------
             Series F7 Shares ................................................................                --              2,800
                                                                                                  ---------------------------------
             Series W28 Shares ...............................................................                --              4,000
                                                                                                  ---------------------------------
             Series TH28 Shares ..............................................................                --              4,000
                                                                                                  ---------------------------------
        ++ Common Stock issued and outstanding ...............................................        10,279,189         40,606,540
                                                                                                  =================================

@     Auction Market Preferred Stock

      See Notes to Financial Statements.


14      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Statements of Operations

                                                                                                  Preferred and        Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
For the Six Months Ended April 30, 2006                                                             Fund, Inc.         Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Interest* ..............................................................................    $    8,828,045     $   30,448,883
      Dividends ..............................................................................         3,242,495         13,596,629
                                                                                                  ---------------------------------
      Total income ...........................................................................        12,070,540         44,045,512
                                                                                                  ---------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ...............................................................         1,088,050          4,315,581
      Commission fees ........................................................................           173,025            698,687
      Accounting services ....................................................................            64,636            202,151
      Transfer agent fees ....................................................................            31,138             79,378
      Professional fees ......................................................................            32,534             46,170
      Custodian fees .........................................................................             9,649             31,689
      Printing and shareholder reports .......................................................             8,287             32,203
      Directors' fees and expenses ...........................................................            17,822             58,080
      Pricing fees ...........................................................................             3,921              4,329
      Listing fees ...........................................................................             8,199             12,568
      Other ..................................................................................            21,840             30,553
                                                                                                  ---------------------------------
      Total expenses .........................................................................         1,459,101          5,511,389
                                                                                                  ---------------------------------
      Investment income--net .................................................................        10,611,439         38,534,123
                                                                                                  ---------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net ....................................................................        (1,160,833)         4,374,084
         Futures contracts and swaps--net ....................................................        (7,198,937)       (22,144,749)
                                                                                                  ---------------------------------
      Total realized loss--net ...............................................................        (8,359,770)       (17,770,665)
                                                                                                  ---------------------------------
      Change in unrealized appreciation/depreciation on:
         Investments--net ....................................................................        (5,891,858)       (32,812,765)
         Futures contracts and swaps--net ....................................................        10,688,983         35,165,344
                                                                                                  ---------------------------------
      Total change in unrealized appreciation/depreciation--net ..............................         4,797,125          2,352,579
                                                                                                  ---------------------------------
      Total realized and unrealized loss--net ................................................        (3,562,645)       (15,418,086)
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net .................................................................        (2,938,077)       (12,232,858)
                                                                                                  ---------------------------------
      Net Increase in Net Assets Resulting from Operations ...................................    $    4,110,717     $   10,883,179
                                                                                                  =================================
       * Interest from affiliates ............................................................    $       29,389     $      368,202
                                                                                                  =================================

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        15

Statements of Changes in Net Assets
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                    For the Six         For the
                                                                                                    Months Ended       Year Ended
                                                                                                     April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net .................................................................    $   10,611,439     $   22,229,255
      Realized loss--net .....................................................................        (8,359,770)        (4,799,532)
      Change in unrealized appreciation/depreciation--net ....................................         4,797,125         (6,400,859)
      Dividends to Preferred Stock shareholders ..............................................        (2,938,077)        (4,112,800)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations ...................................         4,110,717          6,916,064
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net .................................................................        (9,112,049)       (20,558,419)
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders .......        (9,112,049)       (20,558,419)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total decrease in net assets applicable to Common Stock ................................        (5,001,332)       (13,642,355)
      Beginning of period ....................................................................       229,849,691        243,492,046
                                                                                                  ---------------------------------
      End of period* .........................................................................    $  224,848,359     $  229,849,691
                                                                                                  =================================
         * Undistributed investment income--net ..............................................    $       36,018     $    1,474,705
                                                                                                  =================================

      See Notes to Financial Statements.


16      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Statements of Changes in Net Assets       Preferred Income Strategies Fund, Inc.

                                                                                                   For the Six          For the
                                                                                                   Months Ended        Year Ended
                                                                                                     April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net .................................................................    $   38,534,123     $   84,655,484
      Realized loss--net .....................................................................       (17,770,665)       (17,048,362)
      Change in unrealized appreciation/depreciation--net ....................................         2,352,579        (19,461,483)
      Dividends to Preferred Stock shareholders ..............................................       (12,232,858)       (16,331,142)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations ...................................        10,883,179         31,814,497
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net .................................................................       (34,849,683)       (81,186,307)
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders .......       (34,849,683)       (81,186,307)
                                                                                                  ---------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment to dividends .......           301,458                 --
                                                                                                  ---------------------------------
      Net increase in net assets derived from Common Stock transactions ......................           301,458                 --
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total decrease in net assets applicable to Common Stock ................................       (23,665,046)       (49,371,810)
      Beginning of period ....................................................................       903,600,762        952,972,572
                                                                                                  ---------------------------------
      End of period* .........................................................................    $  879,935,716     $  903,600,762
                                                                                                  =================================
         * Undistributed (accumulated distributions in excess of) investment income--net .....    $   (4,823,811)    $    3,724,607
                                                                                                  =================================

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        17

Financial Highlights        Preferred and Corporate Income Strategies Fund, Inc.

                                                                               For the Six     For the Year Ended    For the Period
                                                                               Months Ended        October 31,       August 1, 2003+
The following per share data and ratios have been derived                        April 30,    ---------------------   to October 31,
from information provided in the financial statements.                             2006         2005         2004         2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ....................................  $  22.36     $  23.69     $  24.38     $  23.88
                                                                                 ---------------------------------------------------
      Investment income--net ..................................................      1.03@@       2.16         2.19          .39
      Realized and unrealized gain (loss)--net ................................      (.34)       (1.09)        (.70)         .67
      Dividends to Preferred Stock shareholders from investment income--net ...      (.29)        (.40)        (.18)        (.03)
                                                                                 ---------------------------------------------------
      Total from investment operations ........................................       .40          .67         1.31         1.03
                                                                                 ---------------------------------------------------
      Less dividends to Common Stock shareholders from investment income--net .      (.89)       (2.00)       (2.00)        (.33)
                                                                                 ---------------------------------------------------
      Offering costs resulting from the issuance of Common Stock ..............        --           --           --         (.04)
                                                                                 ---------------------------------------------------
      Offering and underwriting costs resulting from the issuance of
       Preferred Stock ........................................................        --           --           --         (.16)
                                                                                 ---------------------------------------------------
      Net asset value, end of period ..........................................  $  21.87     $  22.36     $  23.69     $  24.38
                                                                                 ===================================================
      Market price per share, end of period ...................................  $  19.91     $  21.03     $  22.84     $  23.60
                                                                                 ===================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ......................................      2.11%@       3.25%        5.86%        3.53%@
                                                                                 ===================================================
      Based on market price per share .........................................     (1.17%)@       .73%        5.44%       (4.33%)@
                                                                                 ===================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of waiver*** ........................................      1.28%*       1.26%        1.26%         .49%*
                                                                                 ===================================================
      Total expenses*** .......................................................      1.28%*       1.26%        1.27%        1.11%*
                                                                                 ===================================================
      Total investment income--net*** .........................................      9.34%*       9.23%        9.04%        6.79%*
                                                                                 ===================================================
      Amount of dividends to Preferred Stock shareholders .....................      2.59%*       1.71%         .76%         .50%*
                                                                                 ===================================================
      Investment income--net, to Common Stock shareholders ....................      6.75%*       7.52%        8.28%        6.29%*
                                                                                 ===================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ...............................      4.34%*       3.01%        1.39%        1.11%*
                                                                                 ===================================================


18      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Financial Highlights (concluded)
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                               For the Six     For the Year Ended    For the Period
                                                                               Months Ended        October 31,       August 1, 2003+
The following per share data and ratios have been derived                        April 30,    ---------------------   to October 31,
from information provided in the financial statements.                             2006         2005         2004         2003
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of period (in thousands) .....  $224,848     $229,850     $243,492     $250,631
                                                                                 ===================================================
      Preferred Stock outstanding, end of period (in thousands) ...............   136,500     $136,500     $136,500     $136,500
                                                                                 ===================================================
      Portfolio turnover ......................................................      4.10%       25.44%       27.11%       11.51%
                                                                                 ===================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ...............................................  $  2,647     $  2,684     $  2,784     $  2,836
                                                                                 ===================================================
====================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
------------------------------------------------------------------------------------------------------------------------------------
      Series M7--Investment income--net .......................................  $    539     $    747     $    347     $     55
                                                                                 ===================================================
      Series T7--Investment income--net .......................................  $    537     $    759     $    346     $     50
                                                                                 ===================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 26, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        19

Financial Highlights                      Preferred Income Strategies Fund, Inc.

                                                                               For the Six     For the Year Ended    For the Period
                                                                               Months Ended        October 31,       March 28, 2003+
The following per share data and ratios have been derived                        April 30,    --------------------   to October 31,
from information provided in the financial statements.                             2006         2005         2004         2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ....................................  $  22.26     $  23.48     $  24.53     $  23.88
                                                                                 ---------------------------------------------------
      Investment income--net ..................................................       .95@@       2.09@@       2.14@@       1.14
      Realized and unrealized gain (loss)--net ................................      (.39)        (.91)        (.78)         .61
      Dividends and distributions to Preferred Stock shareholders:
         Investment income--net ...............................................      (.29)        (.40)        (.18)        (.07)
         Realized gain--net ...................................................        --           --         (.01)          --
                                                                                 ---------------------------------------------------
      Total from investment operations ........................................       .27          .78         1.17         1.68
                                                                                 ---------------------------------------------------
      Less dividends and distributions to Common Stock shareholders:
         Investment income--net ...............................................      (.86)       (2.00)       (2.13)        (.87)
         Realized gain--net ...................................................        --           --         (.09)          --
                                                                                 ---------------------------------------------------
      Total dividends and distributions to Common Stock shareholders ..........      (.86)       (2.00)       (2.22)        (.87)
                                                                                 ---------------------------------------------------
      Offering costs resulting from the issuance of Common Stock ..............        --           --           --         (.01)
                                                                                 ---------------------------------------------------
      Offering and underwriting costs resulting from the issuance of
       Preferred Stock ........................................................        --           --           --         (.15)
                                                                                 ---------------------------------------------------
      Net asset value, end of period ..........................................  $  21.67     $  22.26     $  23.48     $  24.53
                                                                                 ===================================================
      Market price per share, end of period ...................................  $  19.02     $  21.20     $  22.87     $  23.69
                                                                                 ===================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ......................................      1.57%@       3.73%        5.22%        6.47%@
                                                                                 ===================================================
      Based on market price per share .........................................     (6.39%)@      1.43%        6.12%       (1.80%)@
                                                                                 ===================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of waiver*** ........................................      1.23%*       1.20%        1.19%         .79%*
                                                                                 ===================================================
      Total expenses*** .......................................................      1.23%*       1.20%        1.19%        1.05%*
                                                                                 ===================================================
      Total investment income--net*** .........................................      8.63%*       8.96%        8.93%        8.31%*
                                                                                 ===================================================
      Amount of dividends to Preferred Stock shareholders .....................      2.74%*       1.73%         .74%         .49%*
                                                                                 ===================================================
      Investment income--net, to Common Stock shareholders ....................      5.89%*       7.23%        8.19%        7.82%*
                                                                                 ===================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ...............................      4.49%*       2.97%        1.32%        1.05%*
                                                                                 ===================================================


20      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Financial Highlights (concluded)          Preferred Income Strategies Fund, Inc.

                                                                               For the Six     For the Year Ended    For the Period
                                                                               Months Ended        October 31,       March 28, 2003+
The following per share data and ratios have been derived                        April 30,    --------------------   to October 31,
from information provided in the financial statements.                             2006         2005         2004         2003
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of period (in thousands) .....  $879,936     $903,601     $952,973     $995,722
                                                                                 ===================================================
      Preferred Stock outstanding, end of period (in thousands) ...............  $550,000     $550,000     $550,000     $550,000
                                                                                 ===================================================
      Portfolio turnover ......................................................      4.71%       27.96%       22.56%       27.31%
                                                                                 ===================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ...............................................  $  2,600     $  2,643     $  2,733     $  2,810
                                                                                 ===================================================
====================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
------------------------------------------------------------------------------------------------------------------------------------
      Series M7--Investment income--net .......................................  $    540     $    744     $    330     $    127
                                                                                 ===================================================
      Series T7--Investment income--net .......................................  $    535     $    757     $    329     $    122
                                                                                 ===================================================
      Series W7--Investment income--net .......................................  $    548     $    734     $    327     $    122
                                                                                 ===================================================
      Series TH7--Investment income--net ......................................  $    544     $    737     $    320     $    184
                                                                                 ===================================================
      Series F7--Investment income--net .......................................  $    541     $    740     $    326     $    125
                                                                                 ===================================================
      Series W28--Investment income--net ......................................  $    563     $    751     $    338     $    105
                                                                                 ===================================================
      Series TH28--Investment income--net .....................................  $    599     $    733     $    324     $     95
                                                                                 ===================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        21

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for Preferred and Corporate Income Strategies Fund, Inc. and PSY for Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by each Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

Equity securities that are held by the Funds, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


22      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

o Options -- Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        23

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily (for Preferred and Corporate Income Strategies Fund, Inc.) and weekly (for Preferred Income Strategies Fund, Inc.) net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

For the six months ended April 30, 2006, each Fund reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ............        $ 3,801
Preferred Income Strategies Fund, Inc. ..........................        $15,761
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                             Preferred and           Preferred
                                            Corporate Income           Income
                                               Strategies            Strategies
                                               Fund, Inc.            Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ....................          $14,653,235           $67,314,115
Total Sales ........................          $20,588,477           $94,905,969
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred & Corporate Income Strategies Fund, Inc.

Shares issued and outstanding for the six months ended April 30, 2006 and the year ended October 31, 2005 remained constant.

Preferred Income Strategies Fund, Inc.

Shares issued and outstanding for the six months ended April 30, 2006 increased by 13,470 as a result of dividend reinvestment. Shares issued and outstanding for the year ended October 31, 2005 remained constant.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                               Preferred and         Preferred
                                              Corporate Income        Income
                                                 Strategies          Strategies
                                                 Fund, Inc.          Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ..............................           4.60%               4.65%
Series T7 ..............................           4.72%               4.70%
Series W7 ..............................             --                4.65%
Series TH7 .............................             --                4.75%
Series F7 ..............................             --                4.65%
Series W28 .............................             --                4.79%
Series TH28 ............................             --                4.85%
--------------------------------------------------------------------------------


24      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Notes to Financial Statements (concluded)

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ...........        $136,378
Preferred Income Strategies Fund, Inc. .........................        $256,231
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

Preferred & Corporate Income Strategies Fund, Inc.

At October 31, 2005, the Fund had a net capital loss carryforward of $16,578,662, of which $1,276,621 expires in 2011, $10,243,141 expires in 2012, and $5,058,900 expires in 2013. These amounts will be available to offset like amounts of any future taxable gains.

Preferred Income Strategies Fund, Inc.

At October 31, 2005, the Fund had a net capital loss carryforward of $80,644,979, of which $62,733,648 expires in 2012 and $17,911,331 expires in
2013. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

Each Fund paid an ordinary income dividend to holders of Common Stock on May 31, 2006 to shareholders of record on May 15, 2006. The amount of the ordinary income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                         Amount
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ...........        $.133333
Preferred Income Strategies Fund, Inc. .........................        $.127083
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        25

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President
Thomas Musmanno, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

NYSE Symbol       Preferred and Corporate Income Strategies Fund, Inc. seeks to
PSW               provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

NYSE Symbol       Preferred Income Strategies Fund, Inc. seeks to provide
PSY               shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.


26      SEMI-ANNUAL REPORTS                             APRIL 30, 2006

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        SEMI-ANNUAL REPORTS                             APRIL 30, 2006        27

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #PCPIS -- 4/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred and Corporate Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 22, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 22, 2006